Exhibit 99.1
Business and Financial Update New York Investor Meetings July 10, 2009 Anthony F. Earley David E. Meador Chairman & CEO Executive VP & CFO

2 Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; potential for continued loss on investments, including nuclear decommissioning and benefit plan assets; the length and severity of ongoing economic decline; the timing and extent of changes in interest rates; the level of borrowings; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, and a carbon tax or cap and trade structure; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; high levels of uncollectible accounts receivable; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2008 Form 10-K and 2009 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE's Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800- SEC-0330.

3 Overview 2009 Priorities Future Growth Opportunities

4 Gas Midstream Power & Industrial Projects Unconventional Gas Production Detroit Edison MichCon DTE Energy is an Integrated Energy Company Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Electric generation and distribution 2.2 million customers Fully regulated by Michigan Public Service Commission (MPSC) Natural gas distribution 1.2 million customers Fully regulated by MPSC Energy Trading

5 Overarching 2009 goal: Achieve strong results in a challenging economic environment 2009 plans are based on realistic assumptions. Our goal is to: Preserve solid earnings Keep cash flow and balance sheet metrics strong Position DTE to resume growth as economic conditions ease Michigan legislation provides key new tools for DTE Energy Two new utility growth platforms - RPS and EO - have dedicated funding mechanisms Our dividend, at $2.12 per share, is well supported and provides an attractive yield at current prices DTE Energy: 2009 Overview

6 Overview 2009 Priorities Future Growth Opportunities

7 Execute realistic, flexible operating plan Deliver stable earnings Maintain strong balance sheet Preserve/strengthen financial metrics to support future growth Continue to deliver cost savings to mitigate economic conditions and minimize rate increases Maintain or improve safety and reliability metrics Intensify focus on customer service Revenue increase from Detroit Edison rate case Successful filing of MichCon rate case Successfully implement RPS and EO programs Shape key federal energy legislation (RPS, climate) 2009 Priorities Emerge from year positioned to resume growth as economic conditions ease

8 Constructive Regulatory Environment Strengthen relationships with customers and regulators Continuous improvement Focus on strong customer satisfaction Timely recovery of capital Regular rate filings Self-implement rate increases Pursue additional regulatory tools Uncollectible tracker at Detroit Edison Revenue decoupling Successfully implement renewables and energy optimization programs 2009 Regulatory Priorities 11% allowed ROE at both utilities File and use rate-making Tracking mechanisms Storm restoration Electric Choice Uncollectible tracker at MichCon Renewables and Energy Optimization surcharges/cost caps Power Supply Cost Recovery (PSCR) mechanism Gas Cost Recovery (GCR) mechanism Strong Regulatory Structure Currently in Place

9 Regulatory Catalysts Successfully Executing our Regulatory Strategy in 2009 will Position us Well for Future Growth Renewable Energy & Energy Optimization plans filed with MPSC RPS & EO plans approved by MPSC; EO surcharges begin RPS customer surcharges begin Detroit Edison self implements rates MichCon files rate case Final order for Detroit Edison rate case MichCon self implements rates MARCH 2009 JUNE/JULY 2009 SEPTEMBER 2009 JANUARY 2010

Using Continuous Improvement to Lower Costs and Improve Efficiencies Since 2005, cost savings have more than offset inflation and new incremental costs Strong employee engagement supports our ability to realize sustainable cost savings Driving an additional $100 million of cost savings in response to the economic downturn ($ millions) 10 * Operational O&M excludes uncollectible expense ($97 million 2005, $213 million 2008) Utility Operational O&M*

2009 Plan Remains on Track 11 Driving for $100 million of cost savings in 2009 $55 million after-tax rate increase at Detroit Edison from Dec. 2008 Rate Order Mid-year self implementation of rates at Detroit Edison 6% annual load loss at Detroit Edison Automotive uncertainty Downturn in the steel industry Increased benefit expense Rate increase moratorium at MichCon Our Goal to Preserve our Financial Strength and Earnings Level in 2009 is on Track (Built Flexibility in Plan to Address Economic Uncertainties) 2009 Operating* EPS Guidance $2.75 - $3.05 * Reconciliation to GAAP reported earnings included in the appendix

Auto Bankruptcy Implications 12 GM $15 - $20 Chrysler 6 - 7 Key Automotive Suppliers** 5 - 10 $26 - $37 Average DTE Energy Receivables Exposure (after-tax)* Power & Industrial Exposure (after-tax)* GM - Asset Impairment $46 Net GM asset exposure is $11 million after-tax***; we expect some of these plants will continue to run, further reducing this exposure GM - Non-Recourse Financing ($35) Net GM asset exposure is $11 million after-tax***; we expect some of these plants will continue to run, further reducing this exposure Chrysler - Equity Investment $32 Our non-utility Chrysler contracts are guaranteed by Daimler North America; we believe we have no asset write-down exposure Daimler North America Guarantee ($32) Our non-utility Chrysler contracts are guaranteed by Daimler North America; we believe we have no asset write-down exposure * These after-tax income impacts would likely be considered non-recurring, one-time events and would be classified as non- operating income adjustments ** Probability weighted exposure for key suppliers *** The timing of a GM asset impairment charge would likely come before the relief tied to the non-recourse debt ($ millions) Detroit Edison Sales and Margin Percent of 2008 Sales Percent of Gross Margin Chrysler 1% Chrysler 2% GM 3% GM 2%

13 Overview 2009 Priorities Future Growth Opportunities

14 Future Growth Opportunities Utility growth heavily driven by mandated environmental and renewable investment New and existing state and federal regulations drive environmental investments State legislation calls for significant investment in renewable power and energy optimization More substantial investment in non-utility projects following economic crisis Focus on projects that generate a premium return and create long-term value for DTE's shareholders Continue to apply utility knowledge and experience to diversify our geography, earnings and cash flows DTE Energy Business Mix 2008 Operating Earnings* * Excludes Corp. & Other, reconciliation to GAAP included in the appendix New Utility and Non-Utility Investments will Support DTE Energy's 5-6% Long-Term EPS Growth Rate

Environmental Investment Outlook 15 Over $1 billion of state and federally mandated environmental investments during the next 5 years Historical full recovery of environmental investment Near-term investment summary: Scrubbers for Monroe units 3&4 will be completed in 2009 Scrubbers for Monroe units 1&2 begin in 2009 and SCR for unit 2 to begin in 2010 ACI expected to begin 2012 Strong commitment to shape emerging state and federal environmental policy Mandatory Environmental Capital Spend to Comply with New and Existing Regulations Will Total Over $1B Active Carbon Injection (ACI) and Fabric Filters Selective Catalytic Reduction (SCR) Monroe Unit 3 SCR Monroe Unit 4 Scrubber

Detroit Edison Renewable Program

DTE Energy

Potential Detroit Edison Renewable Capex

($ millions, cumulative)



900
600
300
0
2009
2010
2011
2012
2013
2014
2015

MW	170	210	280	370	500	700	770
Potential Renewable Profile (Includes Detroit Edison build and 3rd party owned renewable MW)							

- **Levelized customer surcharge beginning fall 2009**
  - Fixed monthly payment (~$3/month per residential customer) for 20 years
  - Revenues in early years help to pre-fund early construction and avoid regulatory lag
  - Plan estimates annual revenue of approximately $110 million from the surcharge ($35 million for partial year 2009)
- **Reduction in renewable target if surcharge does not cover cost or if other constraints prevent compliance**
- **Energy Optimization programs provide additional growth opportunities**
  - Investments with an economic life greater than one year will be capitalized
  - Targeted annual savings by 2012
    - 1% of Detroit Edison sales
    - 0.75% of MichCon sales

16

17 Non-Utility Growth Opportunities Power & Industrial Projects Gas Midstream Unconventional Gas Production Transport and Store Natural Gas Own and Operate Energy-Related Assets Western Barnett Shale Gas Production in Texas Industrial /Utility Solid Fuels On-Site Energy Services Renewable Energy Future growth tied to: New projects coming on-line Renewable opportunities Volume/price improvements when steel industry rebounds 89 Bcf natural gas storage 538 miles of pipeline in-service Strong track record of earnings growth Expansion of existing projects drives future growth: Vector Pipeline Millennium Pipeline Storage Assets 60,000 net acres 156 gross producing wells 432 Bcfe reserves Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets

Vector MichCon Chicago Empire Dawn TCPL Millennium Ontario New York Quebec Pennsylvania Ohio Michigan Indiana NY City Virginia West Virginia Kentucky Illinois Rockies Texas Gulf Coast Marcellus Shale 18 DTE Storage Midwest Pipeline Opportunities (40% ownership interest in Vector Pipeline, 1.2Bcf/d capacity) Vector expansion (Joliet to Dawn) Dawn Gateway Project (and future expansions) Northeast Pipeline Opportunities (26% ownership interest in Millennium Pipeline, In service Q4 2008, 0.5Bcf/d capacity) Millennium expansion projects Millennium connection to downstream markets Millennium laterals to Marcellus shale Midwest Storage Opportunities (Currently own 88.9 Bcf of storage capacity) Improved utilization of existing infrastructure Storage expansion in Southeast and Northern Michigan DTE Gas Pipeline and Storage Investment Opportunities Gas Midstream Growth Opportunities

Gas Midstream is Well Positioned for Continued Growth 19 11 17 25 28 34 38 40 - 45 ($millions) Vector Expansion Millennium Expansion Storage Expansion Current Projects Growth Long term contracts with investment grade customers Storage 100% contracted (7.5 year average life) Vector Pipeline 100% contracted through 2011 Millennium 80% contracted long term Gas Midstream Segment has Delivered a Track Record of Earnings Growth Gas Midstream Net Income

Industrial Solid Fuels Product Value: Quality coke production and supply for steel- making Cost savings via substituting pulverized coal and petcoke for higher priced natural gas On-Site Energy Services Product Value: Labor savings, fuel / energy savings, O&M efficiency Lower energy costs for industrials Product Value: Cost competitive and reliable green power Cost competitive base- load supply of renewable energy (landfill gas) 4 coke battery projects 4 pulverized fuel projects 18 auto onsite projects 2 airport projects 50 MM tons annual coal transportation Coal transmission terminal Coal marketing 2 wood-burning plants 1 re-powering project 20 landfill gas projects Existing Projects Product Value: Cost competitive supply of coal and transportation services Revenue optimization and risk management Coal Services Power & Industrial Projects Provide Utility-Like Services to Select, Energy-Intensive Industries Product line expertise and extensive industry relationships help P&I develop customized, high value solutions for its customers that cannot be easily replicated by competitors Renewables 20

Past Success at Developing and Selling Unconventional Gas Assets for Premium Returns 2007 Q109 change Reserves (Bcfe) 336 432* +29% Proved 144 167* +16% Probable 192 265* +38% Gross Producing Wells 120 162 +35% Net Production Rate (Mmcfe/day) 10 17 +70% Future DTE's unconventional gas business has been successful Sold Michigan Antrim properties for $1.3 billion Sold a portion of Barnett properties for $260 million (100%+ IRR) Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets Past Success Current Progress Development of western Barnett assets is progressing 21 Invest ~$25 million Drill 15 - 25 wells Produce 5 - 6 Bcfe net 2009 Plan *as of 12/31/2008

22 Constructive regulatory environment Managing economic risk Realistic 2009 Plan Investment opportunities support long term growth Well supported dividend DTE Energy: A Focused, Integrated Energy Strategy

23 Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Q1 2009 Overview 25 * Reconciliation to GAAP reported earnings included in the appendix DTE Energy Q1 2009 operating earnings* per share of $1.10 vs. $0.77 in Q1 2008 Positive results at our utilities driven by proactive cost reduction efforts Solid non-utility results driven by growth in our Gas Midstream segment and strong performance at Energy Trading Q1 2009 Results Balance Sheet / Liquidity Generated ~$500 million of free cash flow in Q1 2009 Successfully closed $1 billion credit facility; upsized from original $900 million request

26 1Q 2009 Operating Earnings Variance December 2008 rate order, expiration of temporary rate reduction from show cause settlement and O&M cost reductions partially offset by decreased sales volumes Drivers * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison MichCon O&M cost reductions offset by conservation and increased depreciation Operating Earnings* (millions) 1Q 2008 1Q 2009 Change Non-Utility Unrealized gains at Energy Trading Increased storage and pipeline revenues at Gas Midstream (Millennium on-line Q4 2008) Depreciation deferred in Q1 2008 as assets were held for sale and lower coke and pulverized coal production at Power & Industrial Lower pricing at Unconventional Gas

27 Detroit Edison Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 1Q 2008 Operating Earnings $11 ($23) $41 1Q 2009 Operating Earnings Economy $26 ($ millions) Detroit Edison Operating Earnings* Variance Drivers $78 Temperature-normalized sales volumes down 9% year-over- year December 2008 rate order Expiration of temporary rate reduction from show cause settlement (expired April 2008) Lower Customer Choice sales O&M reductions primarily driven by continuous improvement initiatives Dec. 2008 Rate Order $11 Rate Reduction Expiration O&M Other $6 $6 Customer Choice

Detroit Edison Sales Volumes are Tracking to Plan 28 Service Area Sales Volume Temperature Normalized (GWh) * Versus prior year

29 MichCon Variance Analysis Higher conservation Q1 2009 O&M reductions primarily driven by continuous improvement initiatives Increased asset base in 2009 ($ millions) MichCon Operating Earnings* Variance Drivers $59 $5 * Reconciliation to GAAP reported earnings included in the appendix Margin O&M Depreciation ($2) ($1) $61 1Q 2009 Operating Earnings 1Q 2008 Operating Earnings

30 1Q 2009 Cash Flow * Reconciliation to GAAP reported cash flow included in the appendix DTE Energy Cash Flow ($ billions) * Drivers Free Cash Flow reached ~$500 million Q1 2009 Free Cash Flow is down from 2008 due to the phasing out of synfuel cash in 2008 Total debt pay down of $400 million in Q1 2009; however will partially reverse in remaining quarters

1Q 2009 Capital Expenditures

DTE Energy

DTE Energy Capital Expenditures

($ millions)

	Q1 2008	Q1 2009
Detroit Edison		
Operational	$159	$230
Environmental	54	33
	$213	$263
MichCon		
Operational	$40	$26
Expansion	24	14
	$64	$40
Non-Utility		
Power & Industrial	$17	$10
Gas Midstream	6	7
Unconventional Gas	28	12
Energy Trading	1	1
	$52	$30
Total	**$329**	**$333**

Drivers

- **Detroit Edison up $50 million driven by Q1 2009 planned plant maintenance**
- **MichCon down $24 million driven by completion of storage expansion project in 2008**
- **Lower non-utility spending driven by unconventional gas drilling**
- **Full year 2009 capital spending expected to decline ~20% from 2008**

31

DTE Energy - Liquidity Summary Closed $1 billion revolving bank credit facility Demand was strong with 19 banks participating Upsized from original $900 million request Unused liquidity of almost $1.5 billion at the end of Q1 2009 Balance sheet metrics within targeted range 32 As of 3/31/09 ($ millions) * Excludes $185 million of bilateral bank loans Available Liquidity

33 2009 Operating Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix 2009 Operating Earnings Guidance* (millions) 2009 Guidance Goal for 2009 is to preserve our financial strength and earnings level 2009 plan includes a 6% electric sales reduction (~3,000 GWh) vs. 2008 Steady Gas Midstream earnings growth continues with full-year of Millennium Pipeline and storage expansion Expect Energy Trading to continue to produce $40 - $45 million in annual operating earnings Assumptions

34 2009 Capital & Cash Flow Guidance Capital Summary ($ millions) * Reconciliation to GAAP reported cash flow included in the appendix Cash Flow Summary ($ billions) Plan to issue $60 - $80 million of equity in 2009 to fund Dividend Reinvestment and employee benefit programs *

35 Detroit Edison Rate Case Filing Detroit Edison's Estimated Revenue Deficiency Key Elements Anticipate self implementing some portion of rate request on or after July 26, 2009 Rate request primarily driven by economic pressures impacting sales, uncollectible expense and pension costs Includes proposal for decoupling revenue from sales volumes Requesting 11.5% ROE vs. current 11% ROE Requesting an uncollectible tracking mechanism similar to MichCon's July 2009 through June 2010 forward-looking test year $378 $41 $31 $14 $15 $30 $83 $164 Total Revenue Deficiency Other O&M Rate Base Capital Structure Inflation Uncollectible Exp Benefit Costs Sales Reduction

36 Barnett Map Clay Zones of DTE Acreage Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area 60,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto

Source: EEA/DTE Gas Flow Model LNG (from Trinidad, Middle East and North Africa) LNG LNG LNG Non-Utility Attractive Market Dynamics in Gas Midstream Expected Flow of New Gas Supply, 2007 - 2020 Western Canada & Arctic / Alaskan supply Northeast market LNG Coal Bed Methane Tight Sands Gas Fayetteville Shale Barnett Shale Unconventional Supply Sources Rockies gas supply (mostly unconventional) 37

38 Reconciliation of 1Q 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

39 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 1Q 2009 Reported to Operating Earnings per Share

Reconciliation of 1Q 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 40

Reconciliation of 1Q 2008 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 41

42 Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

43 Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2009 guidance for operating earnings. It is likely that certain items that impact the company's 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2009 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

44 Reconciliation of Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2009 guidance for cash from operations. It is likely that certain items that impact the company's 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2009 reported cash from operations guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported cash from operations.